Investing to Deliver Growth in Durable Franchises 36th Annual J.P. Morgan Healthcare Conference Jan. 10, 2018

Forward-Looking Statements This presentation contains forward-looking information and statements, within the meaning of applicable securities laws (collectively, “forward - looking statements”), including, but not limited to, statements regarding Valeant's future prospects and performance, the expected annualized revenues of selected products, the timing and number of expected product launches and the anticipated revenues from new and recent product launches, the anticipated submission, approval and launch dates for certain of our pipeline products and R&D programs, the anticipated timing of receipt of clinical and pre-clinical results or data for certain of our pipeline products and R&D programs, the anticipated timing of the loss of exclusivity of certain of our products and the expected impact of such loss of exclusivity on our financial condition, and the Company’s plans and commitments. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These forward-looking statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company's most recent annual and quarterly reports and detailed from time to time in the Company's other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements, and additional information regarding certain of these material factors and assumptions may also be found in the Company’s filings described above. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable, but readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant undertakes no obligation to update any of these forward- looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes, unless required by law. 1

Non-GAAP Information Recent Assessment of Financial Performance Measures 2 Recently, the Company’s management team undertook an evaluation of how it would measure the financial performance of the Company going forward. In evaluating its financial performance measures, the Company considered its recent changes to its strategy (which included a transition away from growth by acquisition with a greater focus on R&D activity, strengthening of the balance sheet through the paydown of debt and rationalization of the product portfolio through divestitures of non-core assets) and sought to identify performance measures that best reflect the Company’s current business operations, strategy and goals. As a result of that evaluation, new management identified the following primary financial performance measures for the Company: GAAP Revenues (measure for both guidance and actual results), GAAP Net Income (measure for actual results), Adjusted EBITDA (non-GAAP) (measure for both guidance and actual results) and GAAP Cash Flow from Operations (measure for actual results). These measures were selected as the Company believes that these measures most appropriately reflect how the Company measures the business internally and sets operational goals and incentives. For example, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company’s underlying operational results and business performance, while GAAP Revenue focuses management on the overall growth of the business. In addition, in connection with this evaluation of financial performance measures, the Company assessed the methodology with which it was calculating non-GAAP measures and made updates where it deemed appropriate to better reflect the underlying business. For example, commencing with the first quarter of 2017, Adjusted EBITDA (non-GAAP) no longer includes adjustments for Foreign exchange gain/loss arising from intercompany transactions. The Company began to use these new non-GAAP measures, and the new methodologies used to calculate these non-GAAP measures, commencing with the first quarter of 2017. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historic periods presented, the Company has calculated and presented the non- GAAP measures using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measures using the new methodologies, to allow investors and readers to evaluate the non-GAAP measures (such as Adjusted EBITDA) on the same basis for the periods presented.

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures including (i) Adjusted EBITDA, (ii) Adjusted EBITA, (iii) Adjusted EBITA Margin, (iv) Adjusted Operating Income, (v) Adjusted Gross Profit, (vi) Adjusted Gross Margin, (vii) Adjusted Selling A&P, (viii) Adjusted G&A, (ix) Adjusted SG&A, (x) Adjusted R&D, (xi) Total Adjusted Operating Expense, (xii) Adjusted Net Income, (xiii) Organic Growth and (xiv) Organic Change. These measures do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar non-GAAP measures. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The reconciliations of these historic non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the appendix hereto. However, for guidance purposes, the Company does not provide reconciliations of projected Adjusted EBITDA (non-GAAP) to projected GAAP net income (loss), due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. In periods where significant acquisitions or divestitures are not expected, the Company believes it might have a basis for forecasting the GAAP equivalent for certain costs, such as amortization, that would otherwise be treated as a non-GAAP adjustment to calculate projected GAAP net income (loss). However, because other deductions (e.g., restructuring, gain or loss on extinguishment of debt and litigation and other matters) used to calculate projected net income (loss) may vary significantly based on actual events, the Company is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income (loss) at this time. The amounts of these deductions may be material and, therefore, could result in GAAP net income (loss) being materially different from (including materially less than) projected Adjusted EBITDA (non-GAAP). Management uses these non-GAAP measures as key metrics in the evaluation of Company performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes these non-GAAP measures are useful to investors in their assessment of our operating performance and the valuation of our Company. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. However, non-GAAP financial measures are not prepared in accordance with GAAP, as they exclude certain items as described herein. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP Information 3 Use of Non-GAAP Generally

Tangible Progress Toward Transformation O U R M I S S I O N : Improve people’s lives with our health care products. “We have built a world-class organization, and we are well positioned to grow as we continue to transform Valeant.” – Joseph C. Papa, Chairman and CEO 4 STABILIZE 2016 TURNAROUND 2017-2018 TRANSFORM 2018+ Resolving legacy issues and de-risking the balance sheet Investing in core franchises with attractive growth Launching new products with meaningful opportunities

Progress Through 2017 Delivered on Commitments Focused on Core Business • In 3Q17, ~77% of Valeant's total revenue is generated from the Bausch + Lomb/International segment and the Salix business • Bausch + Lomb/International segment (~57% of Valeant’s revenue in 3Q17) generated organic revenue growth1,2 in the single digits during each of the first three quarters of 2017 • Salix (~20% of Valeant’s revenue in 3Q17) generated organic revenue growth1,2 of 16% and 6% during the second and third quarter of 2017, respectively • Generated $1,712 million in cash flow from operations for the nine months ending Sept. 30, 2017 • Recent New Product Milestones: • Launched VYZULTA™ • Launched SILIQ™ • FDA accepted NDA for DUOBRII™3 (IDP-118) – PDUFA date June 18, 2018 • FDA approved LUMIFY™ (formerly Luminesse) • As of Dec. 31, 2017, reduced total debt by more than $6.5 billion since the end of 1Q16 • Completed 13 sales including skin care brands (CeraVe®, AcneFree™ and AMBI®), Dendreon Pharmaceuticals, iNova Pharmaceuticals, Obagi Medical Products and Sprout Pharmaceuticals • Eliminated all long-term debt maturities until 2020 and all mandatory amortization requirements • From Sept. 30, 2016 to Sept. 30, 2017, reduced working capital days by approximately 45 days and inventory days on hand by more than 30 days • Achieved dismissals and other positive outcomes in approximately 70 litigations and investigations relating to historical matters during 2017 • Agreed to preliminary settlement to resolve the Allergan shareholder securities litigation, subject to court approval (Valeant to pay <$100M) • We believe that our insurance policy limits available are sufficient to cover the settlement and the cost of defense 5 1. See Slides 2 and 3 and Appendix for further non-GAAP information. 2. Organic growth, a non-GAAP metric, is defined as an increase on a year-over-year basis in revenues on a constant currency basis (if applicable) excluding the impact of divestitures and discontinuations. 3. Provisional name

6 Diversified Portfolio with a Significant International Presence 1. YTD revenue as of 9.30.17 International 40% U.S. 60% Global Footprint1 Total Revenue Breakdown1 Global Consumer 18% Global Vision Care 9% Global Surgical 7% Global Ophtho Rx 7% International 15% Salix 17% All Other 20% Ortho Dermatologics 7% Purples: Reported within the Bausch + Lomb/International segment Greens: Reported within the BrandedRx segment

Global Consumer International Global Vision Care Global Surgical Global Ophtho Rx 31% 27% 16% 13% 13% 7 1. Organic growth, a non-GAAP metric, is defined as an increase on a year-over-year basis in revenues on a constant currency basis (if applicable) excluding the impact of divestitures and discontinuations. 2. See Slides 2 and 3 and Appendix for further non-GAAP information. 3. YTD revenue as of 9.30.17 Global Vision Care organic revenue growth1,2 of 8% Y/Y in 3Q17 Expanded presence of B+L on Amazon with 69% growth Y/Y in 3Q17 Launched VYZULTA™ in the U.S. and received CE Mark in Europe for Stellaris Elite™ Bausch + Lomb/International Organic Growth (Y/Y) Key Products3 Bausch + Lomb/International PreserVision® renu® Multi-Purpose Solutions BioTrue® Multi- Purpose Solution LUMIFY™ SofLens® ULTRA® BioTrue® ONEday PureVision® LOTEMAX® Gel PROLENSA® ALREX® Besivance® VYZULTA™ Stellaris Elite™ Stellaris® Cataract and Retina Consumables enVista® IOL Akreos® IOL Thermage® JUBLIA® Tiazac® XC Artelac® Bedoyecta® Global Footprint Provides Access to Fast-Growing International Markets3 -3% -4% 0% 2% 6% 6% 6% -6% -4% -2% 0% 2% 4% 6% 8% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 U.S. 28% International 72%

Consumer and Vision Care1 1. Reported within the B+ L/International segment. 2. Data Source: IRI: Total U.S. MULO 52WE 11-26-17 3. Source: GfK sales through November 2017 4. Source: IRI Market Advantage – Total US MULO – B+L as of 3Q17 5. Based on Universal Product Codes Bausch + Lomb U.S. Market Share – Soft Contact Lenses3 • #1 item in the vitamin aisle across U.S. sales2,5 • #1 multi-purpose solution in the U.S.2 • #1 vision care brand in China with five-year CAGR (2011–2016) of 20% 8 Consistent Growth 5.10% 2.50% 0.40% 0.40% -0.60% -1.20% -1.70% -1.80% -2.80% -2.90% -3.30% -3.90% -7.00% -10.90% Top U.S. Consumer Health Care Companies4 Health & Beauty Category Peer * Graphic is representative of U.S. Consumer sales only and demonstrates Valeant’s continued growth in U.S. Consumer revenues retail sales. Peer Peer Peer Peer Peer Peer Peer Peer Peer Peer Peer Peer • Launched AQUALOX® contact lenses in Japanese market • LUMIFY™ (formerly known as Luminesse) approved by the FDA on Dec. 22, 2017 and launching in 2Q18 8.1% 8.2% 8.0% 8.2% 8.4% 8.8% 8.8% 8.7% 8.8% 9.0% 7.4% 7.6% 7.8% 8.0% 8.2% 8.4% 8.6% 8.8% 9.0% 9.2% Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17

VYZULTA™
(latanoprostene bunod ophthalmic solution), 0.024%

BAUSCH + LOMB

VYZULTA™ - FDA Approved and Now Launching

Prostaglandin analog with dual mechanism of action that reduces intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension

- ✓ One Molecule, Two Pathways
- ✓ Proven IOP reduction
- ✓ Demonstrated safety profile

U.S. Prostaglandin Market (TRx Data)



Xalatan, 0%
All Other, 1%
Travatan Z, 13%
Lumigan, 15%
Latanoprost, 71%

Symphony National IDV monthly data MAT Nov 2017

Glaucoma Market Opportunity[1]

- ✓ Global glaucoma market represents ~$6 billion
- ✓ Market is expected to grow at a CAGR of 15% over the next four-year period, eventually accounting for more than $11 billion in revenue by the end of 2020
- ✓ North America market: ~$2.3 billion in annual sales despite the dominance of generic latanoprost units / TRXs

9

VALEANT Pharmaceuticals International, Inc.

1. Source: The Glaucoma Drugs Market: Opportunities, Challenges, Strategies & Forecasts, SNS Research; Market Intelligence & Consultancy Solutions, 2016.

Salix[1]

XIFAXAN® Highlights

- Investing in the future of this durable asset by studying new indications and new formulations
  - ✓ Initiated clinical trial in 4Q17
- Duration of market exclusivity supported by a solid patent estate and a challenging regulatory pathway for the sole generic filer
  - ✓ We believe the second potential generic competitor discontinued its clinical program
- PCPs show strong growth with +19% NRx growth (Nov. '17 vs. Nov. '16) and +15% TRx growth

Other Promoted Brands

- Growth across a number of brands, including:
  - ✓ RELISTOR® (~40% YTD TRx growth)
  - ✓ APRISO® (~8% YTD TRx growth)
- FDA accepted NDA for PLENVU®, a bowel cleanser used in preparation for colonoscopies (PDUFA: Feb. 13, 2018)

XIFAXAN® Weekly TRx Growth >15% Since Primary Care Team Added



Added Primary Care Team
Thousands
15
14
13
12
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
July 4th Holiday Week
Labor Day Holiday Week
Thanksgiving Holiday Week

YTD Growth in RELISTOR® Franchise[2]



Thousands
6
4
2
~40%
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
RELISTOR Franchise TRx

10

VALEANT Pharmaceuticals International, Inc.

1. Reported within Branded Rx segment.
2. Source: Symphony Health

New Products will Drive the Turnaround in Dermatology

Ortho | Dermatologics

SILIQ™ (brodalumab) injection 210 mg/1.5 mL — Launch

- SILIQ™ initial launch in the U.S. demonstrates strength of strategy and execution
- Early market access better than expected, continuing to expand and gain additional coverage
- 2-year data on SILIQ™ released in Oct. 2017 demonstrated durable results with a PASI 100 of 59%
- 94% of patients started on SILIQ™ have stayed on therapy, according to Specialty Pharmacy data

Duobrii™ — PDUFA Date June 18, 2018

- FDA accepted NDA for DUOBRII™[1] (IDP-118), an investigational topical treatment for plaque psoriasis
  - ✓ If approved, will be the first and only topical combination lotion for adult patients containing a high potency steroid with a retinoid for a synergistic effect
  - ✓ During Phase 2, more than 52% of patients achieved treatment success
  - ✓ During Phase 3, there was achievement of a "clear" to "almost clear" score

Large and Growing Market Opportunity in the U.S.[2,3,4]

7.5M Psoriasis Sufferers in the U.S.


Mild - Moderate Psoriasis (1-3, mild, 3-10% mod BSA)
5.6M people mild-mod
3.7M diagnosed
2.4M treated with Rx
1.6M topical patients
Moderate - Severe Psoriasis (>10% BSA)
1.9M people mod-severe
1.4M treated
12% treated with a Biologic
170k biologic patients

150,000 to 260,000 new cases of psoriasis are diagnosed each year

1. Provisional name
2. Rachakonda TD et al. J Am Acad Dermatol. 2014 Mar. Psoriasis prevalence among adults in the United States https://www.ncbi.nlm.nih.gov/pubmed/24388724
3. Cowen. Therapeutic Outlook Dermatology. March 2016
4. IMS Claims Data. April 2015- March 2016, Iqvia. Data on file

11
VALEANT Pharmaceuticals International, Inc.

Dermatology Catalysts

Ortho | Dermatologics

Increase Dermatology Sales Force and Reallocate Towards Psoriasis
(>25% increase in sales force)

- ✓ Submitted ALTRENO™[1] (IDP-121) for acne to the FDA
- ✓ Submitted JEMDEL™[1] (IDP-122) for psoriasis to the FDA
- ✓ RETIN-A MICRO® 06 launching in Jan. 2018
- ✓ FDA accepted NDA for DUOBRII™[1] (IDP-118) - PDUFA date June 18, 2018
- ✓ SILIQ™ ramped up launch with increased sales force underway

- Additional Key Pipeline Candidates:
  - ✓ IDP-120: Phase 2 (acne)
  - ✓ IDP-123: Phase 3 (acne)
  - ✓ IDP-124: Phase 3 (atopic dermatitis)
  - ✓ IDP-126: Phase 2 (acne)

"Based on the strength of our product pipeline over the next five years, we believe Ortho Dermatologics can double in size."
– Joseph C. Papa, Chairman and CEO

12

VALEANT Pharmaceuticals International, Inc.

1. Provisional name

13 Improved Working Capital Efficiency is Contributing to Debt Reduction Generated $1,712 million in cash flow from operations for the nine months ending Sept. 30, 2017. In the third quarter, generated cash flow from operations of $490 million From Sept. 30, 2016 to Sept. 30, 2017, reduced working capital days by ~45 days and inventory days on hand by >30 days $1,575 $1,712 ($432) ($150) $719 Net Change in Operating Activities Salix Litigation Payments Relative Change in Working Capital (in millions) Operating Cash Flow (Jan. 1, 2016 – Sept. 30, 2016) Operating Cash Flow (Jan. 1, 2017 – Sept. 30, 2017)

$- $5 $10 $15 $20 $25 $30 $35 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 & Beyond C u m u lat iv e d eb t re p aym en t sc h ed u le (i n b ill io n s) Mar. 31, 2016 Dec. 31, 2017 Reduced Debt and Extended Maturities 1. Debt values are shown at principal value. 2. Reflects the paydown of $923M in term loans from the sale of iNova; issuance of $1B of 5.500% senior secured notes and repurchase of $1B of unsecured notes maturing in 2020; the paydown of $181M in term loans from the sale of Obagi; issuance of $750M of add-on senior secured notes to repay $750M of senior secured term loans; the paydown of $175M of Revolver using cash on hand; issuance of $1.5B senior unsecured notes and repurchase of $1.5B of unsecured notes maturing in 2020; and the paydown of $425M of senior secured term loans, using cash on hand. 2018 2019 2020 2021 2022 2023 2024 and beyond Total Debt Maturities $0 $0 $2,690M $3,175M $5,321M $6,051M $8,512M $25,749M Mandatory Amortization $0 $0 $0 $0 $0 $0 $0 $0 Total $0 $0 $2,690M $3,175M $5,321M $6,051M $8,512M $25,749M  Eliminated all long-term debt maturities until 2020 and all mandatory amortization requirements  As of Dec. 31, 2017, reduced total debt by more than $6.5 billion since the end of 1Q16  As of Dec. 31, 2017, ~85% of debt is fixed rate debt, which provides protection against rising rates Reduced Debt and Extended Maturities1 Long-Term Debt Maturity Profile as of Dec. 31, 20171,2 2 14

15 Delivering on Commitment to Simplify Operating Model and Reduce Debt Divestiture Date Closed Sprout Dec. 20, 2017 Obagi Nov. 9, 2017 iNova Sept. 29, 2017 Dendreon June 28, 2017 Armoxindo (Indonesia) May 17, 2017 Delta (Brazil) April 20, 2017 Skin Care Brands (CeraVe®, AcneFree™ and AMBI®) March 3, 2017 ~$3.8B in total asset sales announced since beginning of 20161 Divestiture Date Closed Euvipharm (Vietnam) Jan. 25, 2017 Ruconest Dec. 7, 2016 Paragon Nov. 9, 2016 Brodalumab EU Rights June 30, 2016 Synergetics OEM April 1, 2016 Cosmederme (Canada) Jan. 22, 2016 1. Includes future expected milestones.

Making Progress in Innovation

LATE PHASE

- ✓ enVista® Trifocal (Intraocular Lens) Submit IDE – H1 2018
- ✓ New Material (Ophthalmic Viscosurgical Device); Initiated IDE Study – 4Q17
- ✓ Loteprednol Gel 0.38% (Ocular Inflammation) Submit NDA – H1 2018
- ✓ IDP-120 (Acne) Initiate Phase 3 – H1 2018
- ✓ IDP-123 (Psoriasis) Initiated Phase 3 – H2 2017
- ✓ New XIFAXAN® formulation (new indication) Initiated Study – 4Q17
- ✓ IDP-126 (Acne Combination) Initiated Phase 2 – H2 2017

SUBMISSIONS

- ✓ Bausch + Lomb ULTRA® contact lenses extended wear Indication – PMA submitted Oct. 2017
- ✓ DUOBRII™[1] (IDP-118 Psoriasis) – 3Q17, PDUFA June 18, 2018
- ✓ ALTRENO™[1] (IDP-121 Acne Lotion) – NDA submitted Oct. 2017
- ✓ JEMDEL™[1] (IDP-122 Psoriasis) – NDA submitted Dec. 2017
- ✓ PLENVU®[1] (NER1006) – H1, PDUFA Feb. 13, 2018

LAUNCHES

- ✓ Stellaris Elite™ next generation surgical platform – H1 2017
- ✓ Bausch + Lomb ULTRA® for Astigmatism contact lenses and Biotrue® ONEday for Astigmatism daily disposables – H1 2017
- ✓ SILIQ™ – 3Q17
- ✓ Vitesse™ vitreous cutter – 4Q17
- ✓ Thermage™ FLX System – 4Q17
- ✓ VYZULTA™ – Dec. 2017
- ✓ LUMIFY™ – 2Q18

SILIQ™
(brodalumab) injection
210 mg/1.5 mL



Thermage FLX™



Stellaris Elite™


BAUSCH + LOMB
ULTRA® contact lenses


VYZULTA™

✓ *Completed or on Target*

1. Provisional name

16
VALEANT Pharmaceuticals International, Inc.

17 Significant Seven New Product Approvals Will Drive Long-Term Growth1 +$1B in expected annualized revenues of selected products at peak sales over the next five years <$100M in annualized revenues today Daily 1. Investigational products subject to FDA approval 1 1

Catalysts: 2018 and Beyond

Bausch + Lomb

- ✓ VYZULTA™ Launch (now)
- ✓ Stellaris Elite™ Launch (now)
- ✓ LUMIFY™ (formerly Luminesse) Launch (2Q18)
- ✓ SiHy Daily Launch (4Q18)
- ✓ Crystalsert® 2.6 Injector 510(k) Approval (1H18)
- ✓ ULTRA® Toric / Multi-Focal Launch (1Q19)
- ✓ Consumer E-commerce Growth (Amazon and Alibaba)

Ortho Dermatologics

- ✓ Psoriasis / SILIQ™ sales force expansion
- ✓ FDA approvals expected
  - DUOBRII™[1] (IDP-118) - PDUFA date June 18, 2018
  - ALTRENO™[1] (IDP-121)
  - JEMDEL™[1] (IDP-122)

Salix

- ✓ PLENVU®[1] - PDUFA date Feb. 13, 2018
- ✓ XIFAXAN® Next Generation Clinical Trial
  - New Formulations
  - New Indications

Corporate / Other

- ✓ Preliminary resolution of Allergan class-action lawsuit
- ✓ Additional debt repayments
- ✓ OraPharma co-promotion of SPRIX®

18

VALEANT Pharmaceuticals International, Inc.

1. Provisional name

Financials that follow were all previously disclosed in 3Q17 results on Nov. 7, 2017

Global Consumer 20 Bausch + Lomb/International Segment – Key Products Product Description PreserVision® A brand of eye vitamins for those diagnosed with moderate-to-advanced age-related macular degeneration renu® Multi-Purpose Solutions Multi-Purpose solutions that clean and disinfect soft contact lenses BioTrue® Multi-Purpose Solution Multi-Purpose solution that cleans and disinfects soft contact lenses LUMIFY™ First and only OTC eye drop developed with low-dose brimonidine tartrate for treatment of eye redness Product Description Thermage® Designated for use on different parts of the body to help with skin smoothing JUBLIA® Topical solution used to treat fungal infections of the toenails Tiazac® XC Used for the treatment of hypertension Artelac® Product for providing strong long-lasting relief for dry eyes Bedoyecta® A brand of vitamin B complex products International

Bausch + Lomb/International Segment – Key Products

Global Vision Care

Product	Description
SofLens®	Daily disposable contact lenses
BioTrue® ONEday	Daily disposable contact lenses
Bausch + Lomb ULTRA®	Monthly disposable contact lenses
PureVision®	Monthly disposable contact lenses

Global Surgical

Product	Description
Stellaris Elite™	Next-generation phacoemulsification and vitrectomy platform
Stellaris® Cataract and Retina Consumables	Stellaris disposable packs and accessories for cataract surgery and retina surgery
enVista® IOL	Hydrophobic intraocular lens for placement during cataract surgery
Akreos® IOL	Hydrophilic intraocular lens for placement during cataract surgery

21
VALEANT
Pharmaceuticals International, Inc.

22 Bausch + Lomb/International Segment – Key Products Product Description LOTEMAX® Gel Indicated for treatment of inflammation and pain following eye surgery PROLENSA® A nonsteroidal anti-inflammatory agent indicated to treat inflammation and reduce eye pain in patients after cataract surgery ALREX® Eye drops indicated for temporary relief of the signs and symptoms of seasonal allergic conjunctivitis Besivance® First and only topical ophthalmic flouroquinolone. Eye drops indicated for bacterial conjunctivitis (pink eye) VYZULTA™ First prostaglandin analog, with one of its metabolites being nitric oxide (NO), indicated for the reduction of intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension Global Ophtho Rx

23 Branded Rx Segment – Key Products Product Description XIFAXAN® Tablets used to treat traveler’s diarrhea, irritable bowel syndrome with diarrhea (IBS-D) and for the reduction in risk of overt hepatic encephalopathy (HE) recurrence RELISTOR® Tablets or injections to treat constipation caused by opioids APRISO® Extended-release capsules indicated for the maintenance of remission of ulcerative colitis UCERIS® Prescription corticosteroid in extended-release tablet form to help control active, mild-to- moderate ulcerative colitis Salix Product Description ELIDEL® Topical cream for the treatment of atopic dermatitis, also known as eczema JUBLIA® Topical solution used to treat fungal infections of the toenails RETIN-A Micro® Topical treatment of acne vulgaris ONEXTON® Topical treatment of acne vulgaris SILIQ™ Injection for the treatment of moderate-to-severe plaque psoriasis Ortho Dermatologics

24 Branded Rx Segment – Key Products Product Description ARESTIN® Concentrated, locally applied antibiotic that remains active for an extended period of time for the reduction of pocket depth NeutraSal® A prescription rinse that helps perform important functions of saliva when suffering from oral mucositis and/or hyposalivation (Dry Mouth) stemming from systemic disorders Dentistry

25 U.S. Diversified Products Segment – Key Products Product Description WELLBUTRIN® Extended-release tablet used to treat adults with a certain type of depression called major depressive disorder, and for the prevention of autumn-winter seasonal depression XENAZINE® US Tablet used to treat the involuntary movements (chorea) of Huntington’s disease CUPRIMINE® Treatment for Wilson's disease (too much copper in the body), cystinuria (excess amount of certain proteins in the urine) and for patients with severe rheumatoid arthritis who have not responded to other therapies SYPRINE® Used for treating Wilson's disease in patients who cannot take the medication known as penicillamine Neuro & Other Product Description Metformin Hydrochloride Extended-release tablet used in the management of type 2 diabetes Tobramycin/ Dexamethasone Treatment for bacterial infections of the eye Bexarotene Used to treat the skin problems that happen with a type of cancer called cutaneous T-cell lymphona, or CTCL Generics

26 U.S. Diversified Products Segment – Key Products Product Description Thermage® Designated for use on different parts of the body to help with skin smoothing Fraxel® Non-invasive laser therapy providing a wide array of treatment options to address many forms of aging Clear + Brilliant® Laser skin care treatment, clinically proven to help fight and prevent the effects of aging skin Solta

Key Product LOE / Divestiture 2017 Impact – Forecast

Business Unit	Product Line with Actual or Anticipated LOE/Divestiture Date[1]	LOE/Divested Rev/Profit Prior Estimate (August)		LOE/Divested Rev/Profit Current Estimate		Current vs Prior Estimate Favorable/(Unfavorable)	
		Revenue	Profit	Revenue	Profit	Revenue	Profit
Optho Rx	• Lotemax® LOE 1Q18 (anticipated) • Istalol® LOE 4Q17	$103M	$100M	$111M	$106M	+$8M	+$6M
Int'l	• Divestitures Euvipharma and Armoxindo 1Q17 • Zegerid® LOE early 2Q17 • Glumetza® LOE 1Q17 • Wellbutrin® XL add't Gx Sept '16 • Sublinox® add't Gx Jan 2017	$24M	$22M	$35M	$28M	+$11M	+$6M
BAUSCH + LOMB / INTERNATIONAL		**$127M**	**$122M**	**$146M**	**$134M**	**+$19M**	**+$12M**
Salix	• Ruconest® Divested Dec. 2016 • Zegerid® add't US Gx 2017	$20M	$19M	$20M	$19M	$ -	$ -
BRAND Rx		**$20M**	**$19M**	**$20M**	**$19M**	**$ -**	**$ -**
Neuro & Other	• Nitropress® LOE Dec 2016 • Ammonul® LOE 1Q16 • Edecrin® LOE 3Q16 • Bupap® LOE 1Q17 • Xenazine® Gx and brand competition 2Q17 • Virazole® LOE Dec 2016 • Mephyton LOE 1Q18 (anticipated) • Syprine LOE 1Q18 (anticipated) • Isuprel® LOE 3Q17 (approved)	$336M	$296M	$353M	$310M	+$17M	+$14M
Generics	• Zegerid® LOE April 2016	$5M	$4M	$5M	$4M	$ -	$ -
DIVERSIFIED		**$341M**	**$300M**	**$358M**	**$314M**	**+$17M**	**+$14M**
OVERALL COMPANY		**$488M**	**$441M**	**$524M**	**$467M**	**+$36M**	**+$26M**

1. Anticipated date of loss of exclusivity or divestiture is based on the Company's current best estimate and actual date of LOE or divestiture, as the case may be, may occur earlier or later. Changes from prior forecast are noted in red.

27

VALEANT Pharmaceuticals International, Inc.

Key Product LOE / Divestiture 2017 Impact – Y/Y

Business Unit	Product Line with Actual or Anticipated LOE/Divestiture Date[1]	LOE/Divested Rev/Profit 2016A		LOE/Divested Rev/Profit 2017E		Change 2017E vs 2016A	
		Revenue	Profit	Revenue	Profit	Revenue	Profit
Optho Rx	• Lotemax® LOE 1Q18 (anticipated) • Istalol® LOE 4Q17	$129M	$124M	$111M	$106M	($18M)	($18M)
Int'l	• Divestitures Euvipharma and Armoxindo 1Q17 • Zegerid® LOE early 2Q17 • Glumetza® LOE 1Q17 • Wellbutrin® XL add't Gx Sept '16 • Sublinox® add't Gx Jan 2017	$44M	$32M	$35M	$28M	($9M)	($4M)
BAUSCH + LOMB / INTERNATIONAL		**$173M**	**$156M**	**$146M**	**$134M**	**($27M)**	**($22M)**
Salix	• Ruconest® Divested Dec. 2016 • Zegerid® add't US Gx 2017	$78M	$64M	$20M	$19M	($58M)	($45M)
BRAND Rx		**$78M**	**$64M**	**$20M**	**$19M**	**($58M)**	**($45M)**
Neuro & Other	• Nitropress® LOE Dec 2016 • Ammonul® LOE 1Q16 • Edecrin® LOE 3Q16 • Bupap® LOE 1Q17 • Xenazine® Gx and brand competition 2Q17 • Virazole® LOE Dec 2016 • Mephyton LOE 1Q18 (anticipated) • Syprine LOE 1Q18 (anticipated) • Isuprel® LOE 3Q17 (approved)	$694M	$629M	$353M	$310M	($341M)	($319M)
Generics	• Zegerid® LOE April 2016	$98M	$93M	$5M	$4M	($93M)	($89M)
DIVERSIFIED		**$792M**	**$722M**	**$358M**	**$314M**	**($434M)**	**($408M)**
OVERALL COMPANY		**$1,043M**	**$942M**	**$524M**	**$467M**	**($519M)**	**($475M)**

1. Anticipated date of loss of exclusivity or divestiture is based on the Company's current best estimate and actual date of LOE or divestiture, as the case may be, may occur earlier or later. Changes from prior forecast are noted in red.

28

VALEANT Pharmaceuticals International, Inc.

Divestitures Included in 2017 Financials1 29 Divestiture Date Closed Revenue EBITDA Obagi Nov. 9, 2017 ~$60M ~$20M iNova Sept. 29, 2017 ~$195M ~$100M Dendreon June 28, 2017 ~$165M ~$65M Skincare Brands (CeraVe, AcneFree and AMBI) March 3, 2017 ~$35M ~$15M Other2 Various ~$5M ~$0M TOTAL1 ~$460M ~$200M 1. Excludes Sprout, which closed on December 20, 2017. 2. Primarily Delta (Brazil).

3Q17 Other Financial Information1 Three Months Ended Favorable (Unfavorable) Sept. 30, 2017 Sept. 30, 2016 Reported Constant Currency3 Cash Interest Expense $424M $437M 3% 3% Net Interest Expense1,2 $456M $435M (5%) (5%) Non-cash adjustments Depreciation1,2 $42M $43M 2% 2% Non-cash share-based Comp1,2 $19M $37M 49% 49% Additional cash items Contingent Consideration / Milestones $15M $107M Restructuring and Other $22M $20M Capital Expenditures $43M $53M Tax rate on Adj. EBT & Other Revenue 15.5% 15.1% 1. See Slides 2 and 3 and this Appendix for further non-GAAP information. 2. Presentation reflects non-GAAP adjustments included in the three months ended Sept. 30, 2016. The adjustments recorded for interest expense, depreciation, and non-cash share-based compensation were $32M, $0M and $0M, respectively. These non-GAAP adjustments are no longer recorded in 2017. 3. See this Appendix for further information on the use and calculation of constant currency. 30

Other Financial Information1 for Nine Months ended Sept. 30, 2017 Nine Months Ended Favorable (Unfavorable) Sept. 30, 2017 Sept. 30, 2016 Reported Constant Currency3 Cash Interest Expense $1,292M $1,280M (1%) (1%) Net Interest Expense1,2 $1,383M $1,274M (9%) (8%) Non-cash adjustments Depreciation1,2 $124M $128M 3% 1% Non-cash share-based Comp1,2 $70M $111M 37% 37% Additional cash items Contingent Consideration / Milestones $183M $169M Restructuring and Other $72M $102M Capital Expenditures $118M $181M Tax rate on Adj. EBT & Other Revenue 15.5% 15.1% 1. See Slides 2 and 3 and this Appendix for further non-GAAP information. 2. Presentation reflects non-GAAP adjustments included in the nine months ended Sept. 30, 2016. The adjustments recorded for interest expense, depreciation, and non-cash share-based compensation were $89M, $15M and $23M, respectively. These non-GAAP adjustments are no longer recorded in 2017. 3. See this Appendix for further information on the use and calculation of constant currency. 31

Non-GAAP Adjustments EPS Impact (Quarter-to-Date) (a) This subtotal reflects the Adjusted Net income(loss) (non-GAAP) reported by the Company for the periods ended Sept. 30, 2017 and 2016 using the methodology for calculating Adjusted Net Income(loss) (non-GAAP) as of that date. (b) As of the third quarter of 2016, Adjusted net income(loss) (non-GAAP) no longer includes adjustments for the following items: Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. Depreciation resulting from a PP&E step-up resulting from acquisitions was a component of Acquisition-related adjustments excluding amortization of intangible assets. Previously accelerated vesting of certain share-based equity adjustments was a component of Other non-GAAP charges. As of the first quarter of 2017, Adjusted net income(loss) (non-GAAP) also no longer includes adjustments for Foreign exchange loss/gain on intercompany transactions and Amortization of deferred financing costs and debt discounts. For the purpose of allowing investors to evaluate Adjusted net income(loss) (non-GAAP) on the same basis for the periods presented, these adjustments have been removed from the results for the third quarter of 2016. $ in millions, except per share impact Income (Expense) Earnings Per Share Impact Income (Expense) Earnings Per Share Impact Net Income GAAP 1,301$ 3.69$ (1,218)$ (3.49)$ Acquisition-related adjustments excluding amortization of intangible assets (238) (0.68) 11 0.03 In-process research and development costs 0 0.00 31 0.09 Other (including Gain on Divestures) (311) (0.87) 24 0.07 Loss on Extinguishment of debt 1 0.00 - - Restructuring and integration costs 6 0.02 20 0.06 Goodwill impairment 312 0.89 1,049 2.99 Asset Impairments 406 1.15 148 0.42 Amortization of finite-lived intangible assets 657 1.86 664 1.89 Amortization of deferred financing costs and debt discounts - - 32 0.09 Tax effect of non-GAAP adjustments (1,767) (5.02) (218) (0.62) EPS difference between basic and diluted shares - - - 0.01 Adjusted Net Income (Non- GAAP) (a) 367$ 543$ Depreciation resulting from a PP&E step-up from acquisition - - - - Previously accelerated vesting of certain share-based equity adjustments - - - - Foreign exchange loss/gain on intercompany transactions - - (1) (0.00) Amortization of deferred financing costs and debt discounts - - (32) (0.09) Adjusted Net Income (Non- GAAP) [revised basis](b) $ 367 $ 510 Quarter Ended Quarter Ended September 30, 2017 September 30, 2016 32

Non-GAAP Adjustments EPS Impact (Year-to-Date) (a) This subtotal reflects the Adjusted Net income(loss) (non-GAAP) reported by the Company for the period ended Sept. 30, 2017 and 2016 using the methodology for calculating Adjusted Net Income(loss) (non-GAAP) as of that date. (b) As of the third quarter of 2016, Adjusted net income(loss) (non-GAAP) no longer includes adjustments for the following items: Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. Depreciation resulting from a PP&E step-up resulting from acquisitions was a component of Acquisition-related adjustments excluding amortization of intangible assets. Previously accelerated vesting of certain share-based equity adjustments was a component of Other non-GAAP charges. As of the first quarter of 2017, Adjusted net income(loss) (non-GAAP) also no longer includes adjustments for Foreign exchange loss/gain on intercompany transactions and Amortization of deferred financing costs and debt discounts. For the purpose of allowing investors to evaluate Adjusted net income(loss) (non- GAAP) on the same basis for the periods presented, these adjustments have been removed from the results for the third quarter of 2016. $ in millions, except per share impact Income (Expense) Earnings Per Share Impact Income (Expense) Earnings Per Share Impact Net Income GAAP 1,891$ 5.38$ (1,894)$ (5.47)$ Acquisition-related adjustments excluding amortization of intangible assets (297) (0.85) 64 0.18 In-process research and development costs 5 0.01 34 0.10 Other (including Gain on Divestures) (547) (1.56) 94 0.27 Loss on Extinguishment of debt 65 0.18 - - Restructuring and integration costs 42 0.12 78 0.22 Goodwill impairment 312 0.89 1,049 3.00 Asset Impairments 629 1.79 394 1.12 Amortization of finite-lived intangible assets 1,915 5.45 2,015 5.76 Amortization of deferred financing costs and debt discounts - - 89 0.25 Tax effect of non-GAAP adjustments (3,013) (8.57) (450) (1.29) EPS difference between basic and diluted shares 0.06 Adjusted Net Income (Non- GAAP) (a) 1,002$ 1,473$ Depreciation resulting from a PP&E step-up from acquisition - - (8) (0.02) Previously accelerated vesting of certain share-based equity adjustments - - (23) (0.07) Foreign exchange loss/gain on intercompany transactions - - 14 0.04 Amortization of deferred financing costs and debt discounts - - (89) (0.25) Adjusted Net Income (Non- GAAP) [revised basis](b) 1,002$ 1,367$ Year to Date Ended Year to Date Ended September 30, 2017 September 30, 2016 33

3Q17 Top 10 Products – B+L / International

Top 10 products by revenues, trailing five quarters

Rank	Product	3Q17	2Q17	1Q17	4Q16	3Q16
1	SofLens®	$83M	$76M	$69M	$79M	$79M
2	Ocuvite® + PreserVision®	$73M	$71M	$58M	$70M	$66M
3	renu®	$57M	$55M	$51M	$55M	$60M
4	PureVision®	$37M	$31M	$31M	$37M	$35M
5	Biotrue® MultiPurpose Solution	$34M	$36M	$31M	$32M	$33M
6	LOTEMAX®	$32M	$37M	$30M	$38M	$40M
7	BioTrue® ONEday	$30M	$31M	$25M	$23M	$30M
8	Artelac®	$21M	$23M	$22M	$23M	$22M
9	Bausch +Lomb ULTRA®	$21M	$19M	$14M	$11M	$21M
10	Anterior Disposables	$21M	$23M	$21M	$22M	$20M

34

VALEANT
Pharmaceuticals International, Inc.

Rank Product 3Q17 2Q17 1Q17 4Q16 3Q16 1 XIFAXAN® $286M $233M $185M $251M $273M 2 GLUMETZA® $46M $37M $23M $24M $24M 3 APRISO® $42M $39M $29M $39M $38M 4 UCERIS®1 $37M $37M $29M $45M $41M 5 RETIN-A® Franchise $27M $24M $31M $32M $32M 6 ARESTIN® $26M $28M $24M $37M $28M 7 ELIDEL® $21M $18M $21M $23M $26M 8 JUBLIA® $19M $18M $21M $21M $39M 9 RELISTOR®2 $17M $16M $13M $15M $22M 10 SOLODYN® $14M $13M $32M $29M $26M 3Q17 Top 10 Products – Branded Rx Top 10 products by revenues, trailing five quarters 35 1. There are two UCERIS products within the Salix Reporting unit that were previously being treated as separate products. These products are now being aggregated, and the revenue numbers now reflect this change. 2. There are two RELISTOR products within the Salix Reporting unit that were previously being treated as separate products. These products are now being aggregated, and the revenue numbers now reflect this change. When aggregated, RELISTOR is now one of the top 10 products in Branded Rx.

3Q17 Top 10 Products – U.S. Diversified Products

Top 10 products by revenues, trailing five quarters

Rank	Product	3Q17	2Q17	1Q17	4Q16	3Q16
1	WELLBUTRIN®	$61M	$58M	$49M	$67M	$65M
2	XENAZINE® US	$28M	$32M	$29M	$33M	$35M
3	ISUPREL®	$23M	$33M	$38M	$42M	$30M
4	CUPRIMINE®	$20M	$20M	$20M	$22M	$29M
5	SYPRINE®	$18M	$27M	$20M	$20M	$26M
6	MEPHYTON®	$14M	$9M	$17M	$11M	$15M
7	MIGRANAL® AG	$14M	$15M	$12M	$14M	$15M
8	ATIVAN®	$13M	$16M	$17M	$7M	$13M
9	GLUMETZA®	$9M	$8M	$11M	$0M	$0M
10	Obagi Nu-Derm®	$8M	$9M	$7M	$8M	$8M

36
VALEANT
Pharmaceuticals International, Inc.

Bausch + Lomb / Int'l Segment Trailing Five Quarters[1]

Bausch + Lomb / International	3Q17	2Q17	1Q17	4Q16	3Q16
Global Vision Care Revenue	$208M	$187M	$170M	$178M	$198M
Global Surgical Revenue[4]	$161M	$175M	$154M	$177M	$155M
Global Consumer Revenue	$392M	$379M	$375M	$397M	$401M
Global Ophtho Rx Revenue	$149M	$167M	$143M	$159M	$162M
International Revenue[4]	$344M	$333M	$308M	$349M	$327M
Segment Revenue	**$1,254M**	**$1,241M**	**$1,150M**	**$1,260M**	**$1,243M**
Segment Adjusted Gross Margin (non-GAAP)[2,3]	61%	62%	61%	62%	61%
Segment Adjusted R&D (non-GAAP)[2]	$14M	$21M	$21M	$22M	$23M
Segment Adjusted SG&A (non-GAAP)[2,3]	$358M	$370M	$349M	$348M	$355M
Segment Adjusted Operating Income (non-GAAP)[2,3]	$387M	$377M	$333M	$412M	$383M

1. Products with sales outside the United States impacted by F/X changes. Please note rounding impact on percentages.
2. See Slides 2 and 3 and this Appendix for further non-GAAP information.
3. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non-GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies.
4. As of the third quarter of 2017, one product has been removed from the Global Surgical business unit and added to the International business unit. This change has been made as management believes that the product better aligns with the International business unit. For the purposes of allowing investors to evaluate the results of these two business units on the same basis for all periods presented, this change also has been made for the results of each of the historic quarters presented (2Q 2017, 1Q 2017, 4Q 2016 and 3Q 2016).

37

VALEANT Pharmaceuticals International, Inc.

Branded Rx Segment Trailing Five Quarters1 Brand Rx 3Q17 2Q17 1Q17 4Q16 3Q16 Salix Revenue $452M $387M $302M $414M $437M Dermatology Revenue $148M $130M $192M $214M $223M Dendreon Revenue $0M $83M $81M $77M $77M Dentistry Revenue $32M $35M $28M $39M $29M All Other Revenue $1M $1M $1M $1M $0M Segment Revenue $633M $636M $604M $745M $766M Segment Adjusted Gross Margin (non-GAAP) 2,3 84% 83% 84% 84% 85% Segment Adjusted R&D (non-GAAP)2 $16M $15M $14M $18M $20M Segment Adjusted SG&A (non-GAAP) 2,3 $160M $170M $167M $169M $147M Segment Adjusted Operating Income (non-GAAP) 2,3 $357M $341M $326M $438M $486M 38 1. Products with sales outside the United States impacted by F/X changes. Please note rounding impact on percentages. 2. See Slides 2 and 3 and this Appendix for further non-GAAP information. 3. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non-GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies.

U.S. Diversified Products Segment Trailing Five Quarters1 Diversified Products 3Q17 2Q17 1Q17 4Q16 3Q16 Neuro & Other Revenue $227M $248M $243M $276M $321M Generics Revenue $82M $82M $85M $93M $120M Solta Revenue $7M $9M $8M $9M $8M Obagi Revenue $16M $16M $17M $17M $17M Other Revenue $0M $1M $2M $3M $4M Segment Revenue $332M $356M $355M $398M $470M Segment Adjusted Gross Margin (non-GAAP)2,3 81% 83% 85% 83% 88% Segment Adjusted R&D (non-GAAP)2 $1M $1M $2M $1M $2M Segment Adjusted SG&A (non-GAAP)2,3 $30M $36M $37M $33M $31M Segment Adjusted Operating Income (non-GAAP)2,3 $239M $255M $264M $296M $379M 39 1. Products with sales outside the United States impacted by F/X changes. Please note rounding impact on percentages. 2. See Slides 2 and 3 and this Appendix for further non-GAAP information. 3. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non-GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies.

Selected U.S. Businesses Pipeline Inventory Trending (Quarter-to-Date) Months on Hand Business Units As of June 30, 2016 As of Sept 30, 2016 Change 3Q16 As of June 30, 2017 As of Sept 30, 2017 Change 3Q17 Relative Change 3Q17 vs 3Q16 Change Sept. 30, 2017 vs Sept. 30, 2016 Derm 1.52 1.70 0.18 1.33 1.38 0.05 (0.13) (0.32) Neuro 1.69 1.49 (0.20) 1.57 1.53 (0.04) 0.16 0.04 Ophtho 1.44 1.49 0.05 1.37 1.19 (0.18) (0.23) (0.30) GI 1.31 1.47 0.16 1.32 1.37 0.05 (0.11) (0.10) 40

Selected U.S. Businesses Pipeline Inventory Trending (Year-to-Date) Months on Hand Business Units As of Dec. 31, 2015 As of Sept 30, 2016 Change YTD16 As of Dec. 31, 2016 As of Sept 30, 2017 Change YTD17 Relative Change 17 vs 16 Change Sept. 30, 2017 vs Sept. 30, 2016 Derm 0.99 1.70 0.71 1.34 1.38 0.04 (0.67) (0.32) Neuro 1.51 1.49 (0.02) 1.59 1.53 (0.06) (0.04) 0.04 Ophtho 1.32 1.49 0.17 1.44 1.19 (0.25) (0.42) (0.30) GI 1.80 1.47 (0.33) 1.57 1.37 (0.20) 0.13 (0.10) 41

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

	YTD 2017						
	Total Gross Profit	Total Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income (EBITA)
YTD 2017 GAAP	$ 4,660	71%	$ 1,421	$ 522	$ 271	$ 2,214	$ 424
Acquisition-related contingent consideration	-	0%			-	-	(297)
In-process research and development costs	-	0%			-	-	5
Other (income)/expense	-	0%			-	-	(584)
Restructuring and integration costs	-	0%			-	-	42
Other non-GAAP charges	-	0%	-	(37)	-	(37)	37
Amortization of finite-lived intangibles	-	0%			-	-	1,915
Asset Impairments	-	0%			-	-	629
Goodwill impairment	-	0%			-	-	312
YTD 2017 Non-GAAP	$ 4,660	71%	$ 1,421	$ 485	$ 271	$ 2,177	$ 2,483

	YTD 2016						
	Total Gross Profit	Total Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income (EBITA)
YTD 2016 GAAP	$ 5,326	73%	$ 1,547	$ 598	$ 328	$ 2,473	$ (716)
Amortization resulting from inventory step-up	38	1%				-	38
Depreciation expense resulting from PP&E step-up/down	6	0%		(2)	-	(2)	8
Acquisition-related contingent consideration	-	0%				-	18
Share-based compensation	-	0%		2		2	(2)
In-process research and development costs	-	0%				-	34
Other (income)/expense	-	0%	(6)			(6)	(19)
Restructuring and integration costs	-	0%				-	78
Other non-GAAP charges	9	0%		(98)	(16)	(114)	129
Amortization of finite-lived intangibles	-	0%				-	2,015
Asset Impairments	-	0%				-	394
Goodwill impairment	-	0%				-	1,049
YTD 2016 Non-GAAP (As Reported) (a)	$ 5,379	74%	$ 1,541	$ 500	$ 312	$ 2,353	$ 3,026
Depreciation expense resulting from PP&E step-up/down	(6)	0%	-	2	-	2	(8)
Share-based compensation	-	0%	-	(23)	-	2	(23)
YTD 2016 Non-GAAP (Revised Basis) (b)	$ 5,373	74%	$ 1,541	$ 479	$ 312	$ 2,357	$ 2,995

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.

(b) As of the third quarter of 2016, these Adjusted financial measures (non-GAAP) no longer include adjustments for the following items: Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. Depreciation resulting from a PP&E step-up resulting from acquisitions was a component of Acquisition-related adjustments excluding amortization of intangible assets. Previously accelerated vesting of certain share-based equity adjustments was a component of Other non-GAAP charges. For the purpose of allowing investors to evaluate these Adjusted financial measures (non-GAAP) on the same basis for the periods presented, these adjustments have been removed from the results for the periods presented in 2016.

42

VALEANT
Pharmaceuticals International, Inc.

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

	YTD 2017 B&L / International							
	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income (EBITA)	Operating Margin/ EBITA Margin
YTD 2017 GAAP	$ 2,229	61%	$ 932	$ 145	$ 55	$ 1,132	$ 1,097	30%
Other non-GAAP charges	-	0%	-	-	-	-	-	0%
YTD 2017 Non-GAAP	$ 2,229	61%	$ 932	$ 145	$ 55	$ 1,132	$ 1,097	30%

	YTD 2016 B&L / International							
	Total Gross Profit	Total Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income (EBITA)	Operating Margin/ EBITA Margin
YTD 2016 GAAP	$ 2,261	62%	$ 971	$ 154	$ 64	$ 1,189	$ 1,072	29%
Amortization resulting from inventory step-up	5	0%			-	-	4	0%
Depreciation expense resulting from PP&E step-up/down	6	0%			-	-	6	0%
Other non-GAAP charges	3	0%			-	-	4	0%
YTD 2016 Non-GAAP (As Reported) (a)	$ 2,275	62%	$ 971	$ 154	$ 64	$ 1,189	$ 1,086	30%
Depreciation expense resulting from PP&E step-up/down	(6)	0%	-	-	-	-	(6)	0%
YTD 2016 Non-GAAP (Revised Basis) (b)	$ 2,269	62%	$ 971	$ 154	$ 64	$ 1,189	$ 1,080	30%

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.

(b) As of the third quarter of 2016, these Adjusted financial measures (non-GAAP) no longer include adjustments for the following items: Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. Depreciation resulting from a PP&E step-up resulting from acquisitions was a component of Acquisition-related adjustments excluding amortization of intangible assets. Previously accelerated vesting of certain share-based equity adjustments was a component of Other non-GAAP charges. For the purpose of allowing investors to evaluate these Adjusted financial measures (non-GAAP) on the same basis for the periods presented, these adjustments have been removed from the results for the periods presented in 2016.

43

VALEANT Pharmaceuticals International, Inc.

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

	YTD 2017 Branded Rx							
	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income (EBITA)	Operating Margin/ EBITA Margin
YTD 2017 GAAP	$ 1,566	84%	$ 415	$ 82	$ 45	$ 542	$ 1,024	55%
Other non-GAAP charges	-	0%			-	-	-	0%
YTD 2017 Non-GAAP	$ 1,566	84%	$ 415	$ 82	$ 45	$ 542	$ 1,024	55%

	YTD 2016 Branded Rx							
	Total Gross Profit	Total Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income (EBITA)	Operating Margin/ EBITA Margin
YTD 2016 GAAP	$ 1,726	83%	$ 498	$ 64	$ 85	$ 647	$ 1,078	52%
Amortization resulting from inventory step-up	33	2%			-	-	33	2%
Depreciation expense resulting from PP&E step-up/down	(0)	0%			-	-	(0)	0%
Other non-GAAP charges	4	0%	(6)	(6)	(15)	(27)	32	1%
YTD 2016 Non-GAAP	$ 1,763	85%	$ 492	$ 58	$ 70	$ 620	$ 1,143	55%

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.
(b) As of the third quarter of 2016, these Adjusted financial measures (non-GAAP) no longer include adjustments for the following items: Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. Depreciation resulting from a PP&E step-up resulting from acquisitions was a component of Acquisition-related adjustments excluding amortization of intangible assets. Previously accelerated vesting of certain share-based equity adjustments was a component of Other non-GAAP charges. For the purpose of allowing investors to evaluate these Adjusted financial measures (non-GAAP) on the same basis for the periods presented, these adjustments have been removed from the results for the periods presented in 2016.

44 VALEANT Pharmaceuticals International, Inc.

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation 45 (a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates. Segment Gross Profit Segment Gross Margin Selling, A&P Expense G&A Expense R&D Expense Operating Expense Operating Income (EBITA) Operating Margin/ EBITA Margin YTD 2017 GAAP $ 865 83% 74$ 30$ 4$ 108$ 757$ 73% Other non-GAAP charges - 0% - - - 0% YTD 2017 Non-GAAP 865$ 83% 74$ 30$ 4$ 108$ 757$ 73% Total Gross Profit Total Gross Margin Selling, A&P Expense G&A Expense R&D Expense Operating Expense Operating Income (EBITA) Operating Margin/ EBITA Margin YTD 2016 GAAP $ 1,340 88% 80$ 27$ 6$ 113$ 1,227$ 81% Other non-GAAP charges 2 0% - - 2 0% YTD 2016 Non-GAAP (As Reported) (a) 1,342$ 88% 80$ 27$ 6$ 113$ 1,229$ 81% YTD 2016 US Diversified YTD 2017 US Diversified

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

	Q3 2017						
	Total Gross Profit	Total Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income/ EBITA
GAAP	**$ 1,561**	**70%**	**$ 465**	**$ 159**	**$ 81**	**$ 705**	**$ 38**
Acquisition-related contingent consideration	-	0%			-	-	(238)
Other (income)/expense	-	0%			-	-	(325)
Restructuring and integration costs	-	0%			-	-	6
Other non-GAAP charges	-	0%	-	(14)	-	(14)	14
Amortization of finite-lived intangibles	-	0%			-	-	657
Asset Impairments	-	0%			-	-	406
Goodwill impairment	-	0%			-	-	312
Non-GAAP	**$ 1,561**	**70%**	**$ 465**	**$ 145**	**$ 81**	**$ 691**	**$ 870**

	Q3 2016						
	Total Gross Profit	Total Gross Margin	Selling, A&P Expense	G&A Expense	R&D Expense	Operating Expense	Operating Income/ EBITA
GAAP	**$ 1,822**	**73%**	**$ 459**	**$ 201**	**$ 101**	**$ 761**	**$ (863)**
Amortization resulting from inventory step-up	2	0%			-	-	2
Acquisition-related contingent consideration	-	0%			-	-	9
In-process research and development costs	-	0%			-	-	31
Other (income)/expense	-	0%			-	-	3
Restructuring and integration costs	-	0%			-	-	20
Other non-GAAP charges	2	0%		(19)	-	(19)	21
Amortization of finite-lived intangibles	-	0%			-	-	664
Asset Impairments	-	0%			-	-	148
Goodwill impairment	-	0%			-	-	1,049
Non-GAAP (As Reported) (a)	**$ 1,826**	**74%**	**$ 459**	**$ 182**	**$ 101**	**$ 742**	**$ 1,084**

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.

46

VALEANT Pharmaceuticals International, Inc.

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

Qtr 3 2017 — B&L / International

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 759	61%	$ 311	$ 47	$ 14	$ 372	$ 387	31%
Other non-GAAP charges	0	0%						-
Non-GAAP	$ 759	61%	$ 311	$ 47	$ 14	$ 372	$ 387	31%

Qtr 2 2017 — B&L / International

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 768	62%	$ 319	$ 51	$ 21	$ 391	$ 377	30%
Other non-GAAP charges	0	0%						-
Non-GAAP	$ 768	62%	$ 319	$ 51	$ 21	$ 391	$ 377	30%

Qtr 1 2017 — B&L / International

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 703	61%	$ 302	$ 47	$ 21	$ 370	$ 333	29%
Other non-GAAP charges								
Non-GAAP (As Reported) (a)	$ 703	61%	$ 302	$ 47	$ 21	$ 370	$ 333	29%

Qtr 4 2016 — B&L / International

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 782	62%	$ 302	$ 46	$ 22	$ 370	$ 412	33%
Other non-GAAP charges								
Non-GAAP (As Reported) (a)	$ 782	62%	$ 302	$ 46	$ 22	$ 370	$ 412	33%

Qtr 3 2016 — B&L / International

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 759	61%	$ 309	$ 46	$ 23	$ 378	$ 381	31%
Other non-GAAP charges	2	0%					2	0%
Non-GAAP (As Reported) (a)	$ 761	61%	$ 309	$ 46	$ 23	$ 378	$ 383	31%

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.

47

VALEANT Pharmaceuticals International, Inc.

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

Qtr 3 2017 — Branded Rx

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 533	84%	$ 133	$ 27	$ 16	$ 176	$ 357	56%
Other non-GAAP charges	-	0%	-	-		-	-	0%
Non-GAAP	$ 533	84%	$ 133	$ 27	$ 16	$ 176	$ 357	56%

Qtr 2 2017 — Branded Rx

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 526	83%	$ 144	$ 26	$ 15	$ 185	$ 341	54%
Other non-GAAP charges	-	0%	-	-		-	0	0%
Non-GAAP	$ 526	83%	$ 144	$ 26	$ 15	$ 185	$ 341	54%

Qtr 1 2017 — Branded Rx

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 507	84%	$ 139	$ 28	$ 14	$ 181	$ 326	54%
Other non-GAAP charges	-	0%					-	-
Non-GAAP (As Reported) (a)	$ 507	84%	$ 139	$ 28	$ 14	$ 181	$ 326	54%

Qtr 4 2016 — Branded Rx

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 625	84%	$ 151	$ 18	$ 18	$ 187	$ 438	59%
Other non-GAAP charges								
Non-GAAP (As Reported) (a)	$ 625	84%	$ 151	$ 18	$ 18	$ 187	$ 438	59%

Qtr 3 2016 — Branded Rx

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 652	85%	$ 127	$ 20	$ 20	$ 167	$ 485	63%
Amortization resulting from inventory step-up	2	0%					2	0%
Other non-GAAP charges	(1)	0%					(1)	0%
Non-GAAP (As Reported) (a)	$ 653	85%	$ 127	$ 20	$ 20	$ 167	$ 486	63%

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.

48

VALEANT Pharmaceuticals International, Inc.

Financial Summary – Adjusted (non-GAAP) Presentation Reconciliation

Qtr 3 2017 — US Diversified

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 270	81%	$ 21	$ 10	$ 1	$ 32	$ 239	72%
Integration related technology transfers	-	0%					-	-
Non-GAAP	$ 270	81%	$ 21	$ 10	$ 1	$ 32	$ 239	72%

Qtr 2 2017 — US Diversified

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 292	83%	$ 27	$ 9	$ 1	$ 37	$ 255	72%
Integration related technology transfers	-	0%					-	-
Non-GAAP	$ 292	83%	$ 27	$ 9	$ 1	$ 37	$ 255	72%

Qtr 1 2017 — US Diversified

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 303	85%	$ 25	$ 12	$ 2	$ 39	$ 264	74%
Integration related technology transfers	0	0%			-		-	-
Non-GAAP	$ 303	85%	$ 25	$ 12	$ 2	$ 39	$ 264	74%

Qtr 4 2016 — US Diversified

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 330	83%	$ 24	$ 9	$ 1	$ 34	$ 296	74%
Integration related technology transfers	(0)	0%					(0)	(0)
Non-GAAP	$ 330	83%	$ 24	$ 9	$ 1	$ 34	$ 296	74%

Qtr 3 2016 — US Diversified

	Segment Gross Profit	Segment Gross Margin	Selling, A&P Expense	G&A Expense	R&D Investment	Operating Expense	Operating Income/ EBITA	Operating Margin/ EBITA Margin
GAAP	$ 411	88%	$ 24	$ 7	$ 2	$ 33	$ 378	81%
Integration related technology transfers	1	0%					1	0
Non-GAAP (As Reported) (a)	$ 412	88%	$ 24	$ 7	$ 2	$ 33	$ 379	81%

(a) These subtotals reflect Adjusted financial measures (non-GAAP) reported by the Company for the 2017 and 2016 periods presented using the methodology for calculating the Adjusted financial measures (non-GAAP) as of those dates.

49

VALEANT Pharmaceuticals International, Inc.

Reconciliation of reported Net Income (Loss) to EBITDA and Adjusted EBITDA ($M) (Quarter-to-Date) (b) This subtotal reflects the Adjusted EBITDA (non-GAAP) reported by the Company for the three months ended Sept. 30, 2016 using the methodology for calculating Adjusted EBITDA (non-GAAP) as of that date. (c) As of the first quarter of 2017, non-GAAP adjustments no longer include adjustments for Foreign exchange gain/loss arising from intercompany transactions. For the purpose of allowing investors to evaluate Adjusted EBITDA on the same basis for the periods presented, this adjustment has been removed from the results for the three months ended Sept. 30, 2016. 2017 2016 Net (loss) income attributable to Valeant Pharmaceuticals International, Inc. 1,301$ (1,218)$ Interest expense, net 456 467 Recovery of income taxes (1,700) (113) Depreciation and amortization 699 708 EBITDA 756 (156) Adjustments: Goodwill impairment 312 1,049 Restructuring and integration costs 6 20 Acquired in-process research and development costs - 31 Asset impairments (d) 406 148 Share-based compensation 19 37 Acquisition-related adjustments excluding amortization of intangible assets, net of depreciation expense (238) 11 Loss on extinguishment of debt 1 - Gain (loss) on investments, net - - Foreign exchange and other - 1 Other non-GAAP charges (a) (311) 22 Adjusted EBITDA (non-GAAP) (As Reported) (b) 951 1,163 Foreign exchange loss/gain on intercompany transactions - (1) Adjusted EBITDA (non-GAAP) (Revised basis) (c) 951$ 1,162$ (a) Other non-GAAP charges include: (311)$ 22$ Integration related inventory and technology transfer costs - 1 CEO termination costs (cash severance payment) - - Legal and other professional fees (b) 14 19 Settlement of certain disputed invoices related to transition services - - Litigation and other matters 3 1 Net (gain)/loss on sale of assets (c) (328) - Acquisition related transaction costs - - Philidor Rx Services, LLC net loss through deconsolidation as of January 31, 2016 - - Other - 1 September 30, Adjusted EBITDA (non-GAAP) Three Months Ended 50

Reconciliation of reported Net Income (Loss) to EBITDA and Adjusted EBITDA ($M) (Year-to-Date) (b) This subtotal reflects the Adjusted EBITDA (non-GAAP) reported by the Company for the nine months ended Sept. 30, 2016 using the methodology for calculating Adjusted EBITDA (non-GAAP) as of that date. (c) As of the first quarter of 2017, non-GAAP adjustments no longer include adjustments for Foreign exchange gain/loss arising from intercompany transactions. For the purpose of allowing investors to evaluate Adjusted EBITDA on the same basis for the periods presented, this adjustment has been removed from the results for the nine months ended of Sept. 30, 2016. 2017 2016 Net (loss) income attributable to Valeant Pharmaceuticals International, Inc. 1,891$ (1,894)$ Interest expense, net 1,383 1,363 Recovery of income taxes (2,829) (179) Depreciation and amortization 2,039 2,159 EBITDA 2,484 1,449 Adjustments: Goodwill impairment 312 1,049 Restructuring and integration costs 42 78 Acquired in-process research and development costs 5 34 Asset impairments (d) 629 394 Share-based compensation 70 134 Acquisition-related adjustments excluding amortization of intangible assets, net of depreciation expense (297) 56 Loss on extinguishment of debt 65 - Gain (loss) on investments, net - - Foreign exchange and other - (14) Other non-GAAP charges (a) (547) 78 Adjusted EBITDA (non-GAAP) (As Reported) (b) 2,763 3,258 Foreign exchange loss/gain on intercompany transactions - 14 Adjusted EBITDA (non-GAAP) (Revised basis) (c) 2,763$ 3,272$ (a) Other non-GAAP charges include: (547)$ 78$ Integration related inventory and technology transfer costs - 10 CEO termination costs (cash severance payment) - 10 Legal and other professional fees (b) 37 57 Settlement of certain disputed invoices related to transition services - 16 Litigation and other matters 111 (32) Net (gain)/loss on sale of assets (c) (695) (9) Acquisition related transaction costs - 2 Philidor Rx Services, LLC net loss through deconsolidation as of January 31, 2016 - 3 Other - 21 September 30, Adjusted EBITDA (non-GAAP) Nine Months Ended 51

Reconciliation of reported Growth to Organic Growth ($M) (Quarter-to-Date)

	As reported For the Three Months Ended September 30,						
	(1) Q3 2017	(2) Q3 2016	(3) Currency impact (a)	(4) 2017 excluding currency impact (b)	(5) % Change	(6) Divestitures / Discontinuations	Organic Growth 4/(2-6) (c)
Global Vision Care	208	198	(2)	210	6%	4	8%
Global Surgical (e)	161	155	3	158	2%	-	2%
Global Consumer Products	392	401	8	384	-4%	38	6%
Global Ophthalmology RX	149	162	1	148	-9%	-	-9%
International (e)	344	327	(25)	369	13%	9	16%
Other revenue	-	-	-	-	0%	-	0%
Bausch + Lomb / International	1,254	1,243	(15)	1,269	2%	51	6%
Salix (GI)	452	437	-	452	3%	9	6%
Dermatology	148	223	-	148	-34%		-34%
Dendreon	-	77	-	-	-100%	77	--
Dentistry	32	29	-	32	10%		10%
Other revenue	1	-	-	1	100%	-	--
Branded Rx	633	766	-	633	-17%	86	-7%
Neuro	227	321		227	-29%	-	-29%
Generics	82	120		82	-32%	-	-32%
Solta	7	8		7	-13%	-	-13%
Obagi	16	17		16	-6%	-	-6%
Other revenue	-	4	-	-	-100%	4	--
U.S. Diversified Products	332	470	-	332	-29%	4	-29%
Total revenues	**$ 2,219**	**$ 2,479**	**$ (15)**	**$ 2,234**	**-10%**	**$ 141**	**-4%**

1. See Slide 2 and Appendix for further non-GAAP information.

(e) As of the third quarter of 2017, one product has been removed from the Global Surgical business unit and added to the International business unit. This change has been made as management believes that the product better aligns with the International business unit. For the purposes of allowing investors to evaluate the results of these two business units on the same basis for all periods presented, this change has been made for the results of the three months ended Sept. 30, 2016.

52

VALEANT Pharmaceuticals International, Inc.

Reconciliation of reported Growth to Organic Growth ($M) (Year-to-Date)

	As reported For the Nine Months Ended September 30,						
	(1) 2017	(2) 2016	(3) Currency impact (a)	(4) 2017 excluding currency impact (b)	(5) % Change	(6) Divestitures / Discontinuations	Organic Growth 4/(2-6) (c)
Global Vision Care	565	565	(6)	571	1%	10	3%
Global Surgical [(d)]	490	495	(4)	494	0%	-	0%
Global Consumer Products	1,147	1,180	10	1,137	-4%	93	5%
Global Ophthalmology RX	459	465	(3)	462	-1%	-	-1%
International [(d)]	984	961	(107)	1,091	14%	21	16%
Other revenue	-	-	-	-	0%		0%
Bausch + Lomb / International	3,645	3,666	(110)	3,755	2%	124	6%
Salix (GI)	1,141	1,117		1,141	2%	23	4%
Dermatology	470	626		470	-25%	-	-25%
Dendreon	164	226		164	-27%	82	14%
Dentistry	95	113		95	-16%	1	-15%
Other revenue	3	2	-	3	50%	-	50%
Branded Rx	1,873	2,084	-	1,873	-10%	106	-5%
Neuro	718	1,087		718	-34%	-	-34%
Generics	249	362		249	-31%	-	-31%
Solta	24	20		24	20%	-	20%
Obagi	49	41		49	20%	-	20%
Other revenue	3	11	-	3	-73%	7	-25%
U.S. Diversified Products	1,043	1,521	-	1,043	-31%	7	-31%
Total revenues	**$ 6,561**	**$ 7,271**	**$ (110)**	**$ 6,671**	**-8%**	**$ 237**	**-5%**

(a) Currency impact for constant currency sales is determined by comparing 2017 reported amounts adjusted to exclude currency impact, calculated using 2016 monthly average exchange rates, to the actual 2016 reported amounts.

(b) To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures. For additional information about the Company's use of such non-GAAP financial measures, please refer to the body of the press release to which these tables are attached.

(c) Organic Growth Definitions: This measure provides growth rates for businesses that have been owned for one year or more.

((Current Year Total sales – acquisitions within the last year - YoY FX impact)- (Prior Year Total sales – divestitures & discontinuations))/(Prior Year Total sales – divestitures & discontinuations)

(d) As of the third quarter of 2017, one product has been removed from the Global Surgical business unit and added to the International business unit. This change has been made as management believes that the product better aligns with the International business unit. For the purposes of allowing investors to evaluate the results of these two business units on the same basis for all periods presented, this change also has been made for the results of the nine months ended Sept. 30, 2016.

53

VALEANT Pharmaceuticals International, Inc.

1. See Slide 2 and Appendix for further non-GAAP information.

Reconciliation of TTM adjusted EBITDA ($M)

	Adjusted EBITDA (non-GAAP)				
	TTM	TTM	TTM	TTM	TTM
	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16
Net (loss) income attributable to Valeant Pharmaceuticals International, Inc.	**$ 1,376**	**$ (1,143)**	**$ (1,407)**	**$ (2,409)**	**$ (2,279)**
Interest expense, net	1,848	1,859	1,873	1,828	1,794
Recovery of income taxes	(2,677)	(1,090)	(958)	(27)	(60)
Depreciation and amortization	2,746	2,755	2,809	2,866	2,900
EBITDA	**3,293**	**2,381**	**2,317**	**2,258**	**2,355**
Adjustments:					
Goodwill impairment	340	1,077	1,077	1,077	1,049
Restructuring and integration costs	96	110	112	132	164
Acquired in-process research and development costs	5	36	37	34	140
Asset impairments	657	399	544	422	547
Share-based compensation	100	119	129	165	163
Acquisition-related adjustments excluding amortization of intangible assets, net of depreciation expense	(328)	(79)	(16)	25	48
Loss on extinguishment of debt	65	64	64	-	-
Foreign exchange and other	28	29	16	14	(16)
Other non-GAAP charges	(448)	(113)	(122)	177	178
Adjusted EBITDA (non-GAAP) (As Reported) (a)	**$ 3,808**	**$ 4,023**	**$ 4,158**	**$ 4,304**	**$ 4,628**
Foreign exchange loss/gain on intercompany transactions	$ (28)	(29)	(16)	(14)	16
Adjusted EBITDA (non-GAAP) (Revised basis) (b)	**$ 3,780**	**$ 3,994**	**$ 4,142**	**$ 4,290**	**$ 4,644**

(a) This subtotal reflects the Adjusted EBITDA (non-GAAP) reported by the Company for the TTM period using the methodologies for calculating Adjusted EBITDA (non-GAAP) as of those dates.

(b) As of the first quarter of 2017, non-GAAP adjustments no longer include adjustments for Foreign exchange gain/loss arising from intercompany transactions. For the purpose of allowing investors to evaluate Adjusted EBITDA on the same basis for the periods presented, this adjustment has been removed from the results for all TTM periods presented.

54
VALEANT Pharmaceuticals International, Inc.

Year-to-Date Financial Results 1. See Slides 2 and 3 and this Appendix for further non-GAAP information. 2. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non- GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies. 3. See this Appendix for further information on the use and calculation of constant currency. Nine Months Ended Favorable (Unfavorable) Sept. 30, 2017 Sept. 30, 2016 Reported Constant Currency3 Revenues $6,561M $7,271M (10%) (8%) GAAP NI $1,891M ($1,894M) GAAP Diluted EPS $5.38 ($5.47) GAAP CF from Operations $1,712M $1,575M 9% Adj. Gross Profit (non-GAAP)1,2 $4,660M $5,379M (13%) (12%) Adj. Gross Margin (non- GAAP)1,2 71% 74% Adj. Selling, A&P (non-GAAP)1 $1,421M $1,541M 8% 6% Adj. G&A (non-GAAP)1,2 $485M $500M 3% 2% Adj. R&D (non-GAAP)1 $271M $312M 13% 13% Total Adj. Operating Expense (non-GAAP)1,2 $2,177M $2,353M 7% 6% Adj. EBITA (non-GAAP)1,2 $2,483M $3,026M (18%) (17%) Adj. EBITDA (non-GAAP)1,2 $2,763M $3,258M (15%) (16%) 55

Year-to-Date Segment Results – Bausch + Lomb / International

	Nine Months Ended		Favorable (Unfavorable)	
	Sept. 30, 2017	Sept. 30, 2016	Reported	Constant Currency[3]
Global Vision Care	$565M	$565M	0%	1%
Global Surgical[4]	$490M	$495M	(1%)	0%
Global Consumer	$1,147M	$1,180M	(3%)	(4%)
Global Ophtho Rx	$459M	$465M	(1%)	(1%)
International[4]	$984M	$961M	2%	14%
Total Segment Revenue	$3,645M	$3,666M	(1%)	2%
Adj. Gross Profit (non-GAAP)[1,2]	$2,229M	$2,275M	(2%)	1%
Adj. Gross Margin (non-GAAP)[1,2]	*61%*	*62%*		
Adj. Selling, A&P *(non-GAAP)[1]*	$932M	$971M	4%	2%
Adj. G&A *(non-GAAP)[1,2]*	$145M	$154M	6%	5%
Adj. R&D *(non-GAAP)[1]*	$55M	$64M	14%	13%
Total Adj. Operating Expense (non-GAAP)[1,2]	$1,132M	$1,189M	5%	3%
Adj. EBITA *(non-GAAP)[1,2]*	$1,097M	$1,086M	1%	4%
Adj. EBITA Margin (non-GAAP)[1,2]	*30%*	*30%*		
Revenue % of total	*56%*	*50%*		
Adj. EBITA (non-GAAP)[1,2] % of total	*44%*	*36%*		

1. See Slides 2 and 3 and this Appendix for further non-GAAP information.
2. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non-GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies.
3. See this Appendix for further information on the use and calculation of constant currency
4. As of the third quarter of 2017, one product has been removed from the Global Surgical business unit and added to the International business unit. This change has been made as management believes that the product better aligns with the International business unit. For the purposes of allowing investors to evaluate the results of these two business units on the same basis for all periods presented, this change also has been made for the results of the nine months ended Sept. 30, 2016.

56

VALEANT
Pharmaceuticals International, Inc.

Year-to-Date Segment Results – Branded Rx

	Nine Months Ended		Favorable (Unfavorable)	
	Sept. 30, 2017	Sept. 30, 2016	Reported	Constant Currency[3]
Salix Revenue	$1,141M	$1,117M	2%	2%
Dermatology Revenue	$470M	$626M	(25%)	(25%)
Dendreon Revenue	$164M	$226M	(27%)	(27%)
Dentistry Revenue	$95M	$113M	(16%)	(16%)
All Other Revenue	$3M	$2M	50%	50%
Total Segment Revenue	$1,873M	$2,084M	(10%)	(10%)
Adj. Gross Profit (non-GAAP)[1,2]	$1,566M	$1,763M	(11%)	(11%)
Adj. Gross Margin (non-GAAP)[1,2]	*84%*	*85%*		
Adj. Selling, A&P *(non-GAAP)*[1]	$415M	$492M	16%	16%
Adj. G&A *(non-GAAP)*[1,2]	$82M	$58M	(41%)	(41%)
Adj. R&D *(non-GAAP)*[1]	$45M	$70M	36%	36%
Total Adj. Operating Expense (non-GAAP)[1,2]	$542M	$620M	13%	13%
Adj. EBITA *(non-GAAP)*[1,2]	$1,024M	$1,143M	(10%)	(10%)
Adj. EBITA Margin (non-GAAP)[1,2]	*55%*	*55%*		
Revenue % of total	*29%*	*29%*		
Adj. EBITA (non-GAAP)[1,2]% of total	*41%*	*38%*		

1. See Slides 2 and 3 and this Appendix for further non-GAAP information.
2. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non-GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies.
3. See this Appendix for further information on the use and calculation of constant currency.

57

VALEANT
Pharmaceuticals International, Inc.

Year-to-Date Segment Results – U.S. Diversified

	Nine Months Ended		Favorable (Unfavorable)	
	Sept. 30, 2017	**Sept. 30, 2016**	**Reported**	**Constant Currency[3]**
Neuro & Other Revenue	$718M	$1,087M	(34%)	(34%)
Generics Revenue	$249M	$362M	(31%)	(31%)
Solta Revenue	$24M	$20M	20%	20%
Obagi Revenue	$49M	$41M	20%	20%
Other Revenue	$3M	$11M	(73%)	(73%)
Total Segment Revenue	$1,043M	$1,521M	(31%)	(31%)
Adj. Gross Profit (non-GAAP)[1,2]	$865M	$1,342M	(36%)	(36%)
Adj. Gross Margin (non-GAAP)[1,2]	*83%*	*88%*		
Adj. Selling, A&P *(non-GAAP)[1]*	$74M	$80M	8%	8%
Adj. G&A *(non-GAAP)[1,2]*	$30M	$27M	(11%)	(11%)
Adj. R&D *(non-GAAP)[1]*	$4M	$6M	33%	33%
Total Adj. Operating Expense (non-GAAP)[1,2]	$108M	$113M	4%	4%
Adj. EBITA *(non-GAAP)[1,2]*	$757M	$1,229M	(38%)	(38%)
Adj. EBITA Margin (non-GAAP)[1,2]	*73%*	*81%*		
Revenue % of total	*16%*	*21%*		
Adj. EBITA (non-GAAP)[1,2] % of total	*30%*	*41%*		

1. See Slides 2 and 3 and this Appendix for further non-GAAP information.
2. The non-GAAP measures for historic periods are calculated using the former methodologies used as of that date. See this Appendix for a presentation of the non-GAAP measures on the same basis for all periods presented and further information on the changes to the methodologies.
3. See this Appendix for further information on the use and calculation of constant currency.

58

VALEANT
Pharmaceuticals International, Inc.

Non-GAAP Appendix 59 Description of Non-GAAP Financial Measures To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures, as follows. These measures do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar non-GAAP measures. We caution investors not to place undue reliance on such non- GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) is GAAP net income (its most directly comparable GAAP financial measure) adjusted for certain items, as further described below. The Company has historically used Adjusted EBITDA to evaluate current performance. As indicated above, following an evaluation of the Company’s financial performance measures, new management of the Company identified certain new primary financial performance measures that it is now using to evaluate the Company’s financial performance. One of those measures is Adjusted EBITDA (non- GAAP), which the Company uses for both actual results and guidance purposes. As described above, management of the Company believes that Adjusted EBITDA (non-GAAP), along with the other new measures, most appropriately reflect how the Company measures the business internally and sets operational goals and incentives, especially in light of the Company’s new strategies. In particular, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company’s underlying operational results and business performance. As a result, the Company is now using Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (non-GAAP) is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, commencing in 2017, cash bonuses for the Company’s executive officers and other key employees will be based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 60 Adjusted EBITDA reflect adjustments based on the following items: Restructuring and integration costs: Prior to 2016, the Company completed a number of acquisitions, which resulted in operating expenses which varied significantly from period to period and which would not otherwise have been incurred. The type, nature, size and frequency of the Company’s acquisitions have varied considerably period to period. As a result, the type and amount of the restructuring, integration and deal costs have also varied significantly from acquisition to acquisition. In addition, the costs associated with an acquisition varied significantly from quarter to quarter, with most costs generally decreasing over time. Consequently, given the variability and volatility of these costs from acquisition to acquisition and period to period and because these costs are incremental and directly related to the acquisition, the Company does not view these costs as normal operating expenses. Furthermore, due to the volatility of these costs and due to the fact that they are directly related to the acquisitions, the Company believes that such costs should be excluded when assessing or estimating the long-term performance of the acquired businesses or assets as part of the Company. Also, the size, complexity and/or volume of past acquisitions, which often drove the magnitude of such expenses, were not necessarily indicative of the size, complexity and/or volume of any future acquisitions. In addition, since 2016 and for the foreseeable future, while the Company has undertaken fewer acquisitions, the Company has incurred (and anticipates continuing to incur) additional restructuring costs as it implements its new strategies, which will involve, among other things, internal reorganizations and divestiture of assets and businesses. The amount, size and timing of these costs fluctuates, depending on the reorganization or transaction and, as a result, the Company does not believe that such costs (and their impact) are truly representative of the underlying business. In each case, by excluding these expenses from its non-GAAP measures, management believes it provided supplemental information that assisted investors with their evaluation of the Company’s ability to utilize its existing assets and with its estimation of the long-term value that acquired assets would generate for the Company. Furthermore, the Company believes that the adjustments of these items provided supplemental information with regard to the sustainability of the Company’s operating performance, allowed for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provided useful supplemental information to investors. Acquired in-process research and development costs: The Company has excluded expenses associated with acquired in- process research and development, as these amounts are inconsistent in amount and frequency and are significantly impacted by the timing, size and nature of acquisitions. Furthermore, as these amounts are associated with research and development acquired, they are not a representation of the Company’s research and development efforts during the period. Asset Impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangibles, as well as impairments of assets held for sale, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes intangible impairments from its non-GAAP expenses, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP)) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 61 Share-based Compensation: The Company excludes the impact of costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted. Acquisition-related adjustments excluding amortization of intangible assets and depreciation expense: The Company has excluded the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments is not consistent and is significantly impacted by the timing and size of the Company’s acquisitions, as well as the nature of the agreed-upon consideration. In addition, the Company has excluded the impact of fair value inventory step-up resulting from acquisitions as the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions. Loss on extinguishment of debt: The Company has excluded loss on extinguishment of debt as this represents a cost of refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such charges are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market out of management’s control. Other Non-GAAP Charges: The Company has excluded certain other amounts including integration related inventory and technology transfer costs, CEO termination costs, legal and other professional fees incurred in connection with recent legal and governmental proceedings, investigations and information requests respecting certain of our distribution, marketing, pricing, disclosure and accounting practices, litigation and other matters, net (gain)/loss on sale of assets, acquisition-related transaction costs and certain costs associated with the wind-down of the arrangements with Philidor Rx Services, LLC (“Philidor”). In addition, the Company has excluded certain other expenses that are the result of other, non-comparable events to measure operating performance. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not normal operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not normal operating expenses. In addition, as opposed to more ordinary course matters, the Company considers that each of the recent proceedings, investigations and information requests, given their nature and frequency, are outside of the ordinary course and relate to unique circumstances. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP)) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 62 Finally, to the extent not already adjusted for above, Adjusted EBITDA (non-GAAP) reflects adjustments for interest, taxes, depreciation and amortization (EBITDA represents earnings before interest, taxes, depreciation and amortization). As indicated above, in addition to identifying new primary financial performance measures, the Company also assessed the methodology with which it was calculating these non-GAAP measures and made updates where it deemed appropriate to better reflect the underlying business. As a result, commencing with the first quarter actual results of 2017, there are certain differences in the calculation of Adjusted EBITDA (non-GAAP) between the current presentation and the historic presentation. In particular, Adjusted EBITDA (non-GAAP) no longer includes adjustments for Foreign exchange gain/loss arising from intercompany transactions. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historical periods presented, the Company has calculated and presented the non-GAAP measures using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measure using the new methodology, to allow investors and readers to evaluate the non-GAAP measure (such as Adjusted EBITDA) on the same basis for the periods presented. Please also see the reconciliation tables in this appendix for further information as to how these non-GAAP measures are calculated for the periods presented. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP)) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 63 Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Management uses these non-GAAP measures (the most directly comparable GAAP financial measure for which is Total GAAP Revenue less total operating expenses (GAAP)) to assess performance of its business units and operating and reportable segments, and the Company, in total, without the impact of foreign currency exchange fluctuations, fair value adjustments to inventory in connection with business combinations and integration related inventory charges and technology transfer costs. In addition, it excludes certain CEO termination benefits, acquisition related contingent consideration, acquired in-process research and development, asset impairments, restructuring, integration and acquisition-related expenses, amortization of finite-lived intangible assets, other non-GAAP charges for wind down operating costs, legal and other professional fees relating to legal and governmental proceedings, investigations and information requests respecting certain of our distribution, marketing, pricing, disclosure and accounting practices and loss upon deconsolidation of Philidor. The Company believes the exclusion of such amounts provides supplemental information to management and the users of the financial statements to assist in the understanding of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. Please also see the reconciliation tables in this appendix for further information as to how these non-GAAP measures are calculated for the periods presented. As indicated above, there are certain differences in the calculation of these non-GAAP measures between the current presentation and the historic presentation. In particular, these non-GAAP measures no longer include adjustments for Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historic periods presented, the Company has calculated and presented the non- GAAP measures using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measures using the new methodology, to allow investors and readers to evaluate the non-GAAP measures on the same basis for the periods presented. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 64 Adjusted Gross Profit/Adjusted Gross Margin Management uses these non-GAAP measures (the most directly comparable GAAP financial measure for which is Product sales less Cost of goods sold) to assess performance of its business units and operating and reportable segments, and the Company in total, without the impact of foreign currency exchange fluctuations, fair value adjustments to inventory in connection with business combinations and integration related inventory charges and technology transfer costs. Such measures are useful to investors as it provides a supplemental period-to-period comparison. Please also see the reconciliation tables in this appendix for further information as to how these non-GAAP measures are calculated for the periods presented. As indicated above, there are certain differences in the calculation of these non-GAAP measures between the current presentation and the historic presentation. In particular, these non-GAAP measures no longer includes adjustments for Depreciation resulting from a PP&E step-up resulting from acquisitions. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historic periods presented, the Company has calculated and presented the non-GAAP measures using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measures using the new methodology, to allow investors and readers to evaluate the non-GAAP measures on the same basis for the periods presented. Adjusted Selling, A&P/Adjusted G&A/Adjusted SG&A Management uses these non-GAAP measures (the most directly comparable GAAP financial measure for which is selling, general and administrative) as a supplemental measure for period-to-period comparison. Adjusted Selling, General and Administrative excludes, as applicable, CEO termination benefits, accelerated depreciation expense related to fixed assets acquired in the acquisition of Salix, certain costs associated with the wind-down of the arrangements with Philidor, and certain costs primarily related to legal and other professional fees relating to legal and governmental proceedings, investigations and information requests respecting certain of our distribution, marketing, pricing, disclosure and accounting practices. See the discussion under “Other Non-GAAP charges” above. Please also see the reconciliation tables in this appendix for further information as to how this non-GAAP measure is calculated for the periods presented. As indicated above, there are certain differences in the calculation of Adjusted G&A and Adjusted SG&A between the current presentation and the historic presentation. In particular, these non- GAAP measures no longer includes adjustments for Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historic periods presented, the Company has calculated and presented the non-GAAP measures using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measures using the new methodology, to allow investors and readers to evaluate the non-GAAP measures on the same basis for the periods presented. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 65 Adjusted R&D Management uses this non-GAAP measure (the most directly comparable GAAP financial measure for which is research and development expenses) as a supplemental measure for period-to- period comparison. This non-GAAP measure reflects adjustments for a charge in connection with a settlement of certain disputed invoices related to transition services. Please also see the reconciliation tables in this appendix for further information as to how this non-GAAP measure is calculated for the periods presented. Total Adjusted Operating Expense Management uses this non-GAAP measure (the most directly comparable GAAP financial measure for which is total operating expenses (GAAP)) as a supplemental measure for period-to-period comparison. This non-GAAP measure allows investors to supplement the evaluation of operational efficiencies of the underlying business without the variability of items that the Company believes are not normal course of business. As indicated above, there are certain differences in the calculation of this non-GAAP measure between the current presentation and the historic presentation. In particular, total adjusted operating expense no longer includes adjustments for Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historic periods presented, the Company has calculated and presented the non-GAAP measure using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measure using the new methodology, to allow investors and readers to evaluate the non-GAAP measure on the same basis for the periods presented. Adjusted Net Income (Loss) (non-GAAP) Historically, management has used adjusted net income (loss) (non- GAAP) (the most directly comparable GAAP financial measure for which is GAAP net income (loss)) for strategic decision making, forecasting future results and evaluating current performance. This non-GAAP measure excludes the impact of certain items (as further described below) that may obscure trends in the Company’s underlying performance. By disclosing this non-GAAP measure, it was management’s intention to provide investors with a meaningful, supplemental comparison of the Company’s operating results and trends for the periods presented. It was management belief that this measure was also useful to investors as such measure allowed investors to evaluate the Company’s performance using the same tools that management had used to evaluate past performance and prospects for future performance. Accordingly, it was the Company’s belief that adjusted net income (loss) (non-GAAP) was useful to investors in their assessment of the Company’s operating performance and the valuation of the Company. It is also noted that, in recent periods, our GAAP net income was significantly lower than our adjusted net income (non-GAAP). As indicated above, following an assessment of the Company’s financial performance measures, new management of the Company identified certain new primary financial performance measures that will be used to assess Company financial performance going forward. As a result, the Company no longer uses or relies on adjusted net income (loss) (non-GAAP) in assessing the financial performance of the Company. However, a reconciliation of GAAP net income (loss) to adjusted net income (loss) (non-GAAP) is presented in the tables in this appendix for the information of readers to provide readers comparable information for prior periods. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 66 Adjusted net income (non-GAAP) reflects adjustments based on the following items: Acquisition- related adjustments excluding amortization of intangible assets: The Company has excluded the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments is not consistent and is significantly impacted by the timing and size of the Company’s acquisitions, as well as the nature of the agreed-upon consideration. In addition, the Company has excluded the impact of fair value inventory step-up resulting from acquisitions as the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions. Amortization of intangible assets: The Company has excluded the impact of amortization of intangible assets, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes amortization of intangible assets from its non-GAAP expenses, the Company believes that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Restructuring and integration costs: Prior to 2016, the Company completed a number of acquisitions, which resulted in operating expenses which varied significantly from period to period and which would not otherwise have been incurred. The type, nature, size and frequency of the Company’s acquisitions have varied considerably period to period. As a result, the type and amount of the restructuring, integration and deal costs have also varied significantly from acquisition to acquisition. In addition, the costs associated with an acquisition varied significantly from quarter to quarter, with most costs generally decreasing over time. Consequently, given the variability and volatility of these costs from acquisition to acquisition and period to period and because these costs are incremental and directly related to the acquisition, the Company does not view these costs as normal operating expenses. Furthermore, due to the volatility of these costs and due to the fact that they are directly related to the acquisitions, the Company believes that such costs should be excluded when assessing or estimating the long-term performance of the acquired businesses or assets as part of the Company. Also, the size, complexity and/or volume of past acquisitions, which often drove the magnitude of such expenses, were not necessarily indicative of the size, complexity and/or volume of any future acquisitions. In addition, since 2016 and for the foreseeable future, while the Company has undertaken fewer acquisitions, the Company has incurred (and anticipates continuing to incur) additional restructuring costs as it implements its new strategies, which will involve, among other things, internal reorganizations and divestiture of assets and businesses. The amount, size and timing of these costs fluctuates, depending on the reorganization or transaction and, as a result, the Company does not believe that such costs (and their impact) are truly representative of the underlying business. In each case, by excluding these expenses from its non-GAAP measures, management believes it provided supplemental information that assisted investors with their evaluation of the Company’s ability to utilize its existing assets and with its estimation of the long-term value that acquired assets would generate for the Company. Furthermore, the Company believes that the adjustments of these items provided supplemental information with regard to the sustainability of the Company’s operating performance, allowed for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provided useful supplemental information to investors. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 67 Acquired in-process research and development costs: The Company has excluded expenses associated with acquired in- process research and development, as these amounts are inconsistent in amount and frequency and are significantly impacted by the timing, size and nature of acquisitions. Furthermore, as these amounts are associated with research and development acquired, they are not a representation of the Company’s research and development efforts during the period. Asset Impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangibles, as well as impairments of assets held for sale, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes intangible impairments from its non-GAAP expenses, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation. Other Non-GAAP Charges: The Company has excluded certain other amounts including integration related inventory and technology transfer costs, CEO termination costs, legal and other professional fees incurred in connection with recent legal and governmental proceedings, investigations and information requests respecting certain of our distribution, marketing, pricing, disclosure and accounting practices, litigation and other matters, net (gain)/loss on sale of assets, acquisition-related transaction costs and certain costs associated with the wind-down of the arrangements with Philidor. In addition, the Company has excluded certain other expenses that are the result of other, non- comparable events to measure operating performance. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not normal operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not normal operating expenses. In addition, as opposed to more ordinary course matters, the Company considers that each of the recent proceedings, investigations and information requests, given their nature and frequency, are outside of the ordinary course and relate to unique circumstances. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation. Loss on extinguishment of debt: The Company has excluded loss on extinguishment of debt as this represents a cost of refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such charges are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market out of management’s control. Tax: The Company has included the tax impact of the non-GAAP adjustments using an annualized effective tax rate. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Non-GAAP Appendix 68 As indicated above, in addition to identifying new primary financial performance measures, the Company also assessed the methodology with which it was calculating these non-GAAP measures and made updates where it deemed appropriate to better reflect the underlying business. As a result, commencing with the first-quarter results of 2017, there are certain differences in the calculation of adjusted net income (loss) (non-GAAP) between the current presentation and the historic presentation. In particular, adjusted net income (loss) (non-GAAP) no longer includes Foreign exchange gain/loss arising from intercompany transactions and amortization of deferred financing costs and debt discounts In addition, as of the third quarter of 2016, adjusted net income (loss) (non-GAAP) no longer includes adjustments for the following items: Depreciation resulting from a PP&E step-up resulting from acquisitions and Previously accelerated vesting of certain share-based equity adjustments. For the purposes of the Company’s actual results for the first nine months and third quarter of 2016 and other historical periods presented, the Company has calculated and presented the non-GAAP measures using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates the non-GAAP measure using the new methodology, to allow investors and readers to evaluate the non-GAAP measure (such as adjusted net income (loss)) on the same basis for the periods presented. Organic Growth / Organic Change Organic Growth / Organic Change is change in GAAP Revenue (its most directly comparable GAAP financial measure) adjusted for certain items, as further described below. Organic growth / organic change provides growth rates for businesses that have been owned for one or more years. The Company uses organic growth and organic change to assess performance of its business units and operating and reportable segments, and the Company in total, without the impact of foreign currency exchange fluctuations and recent acquisitions, divestitures and product discontinuations. The Company believes that such measures are useful to investors as it provides a supplemental period-to-period comparison. Organic Growth / Organic Change reflects adjustments based on the following items: Foreign Exchange: To assist investors in evaluating the Company’s performance, we have adjusted for changes in foreign currency exchange rates. Change at constant currency is determined by comparing 2017 reported amounts adjusted to exclude currency impact, calculated using 2016 monthly average exchange rates, to the actual 2016 reported amounts. Acquisitions, Divestitures and Discontinuations: The Company has excluded revenue from businesses and products that have been acquired within the last year and that have been sold or discontinued. Please also see the reconciliation in this Appendix for further information as to how this non-GAAP measure is calculated for the periods presented. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency

Constant Currency Appendix 69 Constant Currency Changes in the relative values of non-US currencies to the US dollar may affect the Company’s financial results and financial position. To assist investors in evaluating the Company’s performance, we have adjusted for foreign currency effects. Constant currency impact is determined by comparing 2017 reported amounts adjusted to exclude currency impact, calculated using 2016 monthly average exchange rates, to the actual 2016 reported amounts. Description of Non-GAAP Financial Measures Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) Adjustments Adjusted EBITA/Adjusted EBITA Margin/Adjusted Operating Income Adjusted Gross Profit/Adjusted Gross Margin Adjusted Selling, A&P/Adjusted SG&A Adjusted R&D Total Adjusted Operating Expense Adjusted Net Income (Loss) (non-GAAP) Adjusted Net Income (non- GAAP) Adjustments Organic Growth / Organic Change Constant Currency